As filed with the Securities and Exchange Commission on June 30, 2014

Securities Act File No. 333-[ ___ ]

Investment Company Act File No. 811-22978

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO. ______
☐	POST-EFFECTIVE NO. ______

AND/OR

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO. ______

CORSAIR OPPORTUNITY FUND

(Exact Name of Registrant as Specified in Charter)

366 Madison Avenue, 12th Floor
New York, New York 10017
 (Address of Principal Executive Offices)

(212) 949-3000
 (Registrant's Telephone Number, including Area Code)

Thomas Hess
Corsair Capital Management, L.P.
366 Madison Avenue, 12th Floor
New York, New York 10017
 (Name and Address of Agent for Service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
 New York, NY 10036

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

If appropriate, check the following box:

☐          This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐            This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is – ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE[1]	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE[1]	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	[_________]	$[_________]	$1,000,000	$128.80

1	Estimated solely for the purpose of calculating the registration fee.

Subject to completion, dated [__________], 2014

PRELIMINARY PROSPECTUS

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Corsair Opportunity Fund

Shares of Beneficial Interest

Corsair Opportunity Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% - 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter (as described on the next page).  Corsair Capital Management, L.P. serves as the investment adviser of the Fund (the “Adviser”).

The Fund's investment objective is to achieve capital appreciation.  The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies.  Generally, the Adviser emphasizes companies believed to be going through strategic and/or structural change (e.g., spin-offs, restructurings, post-bankruptcy reorganizations, etc.)  or companies operating in industries or other environments believed to be undergoing substantial change.  The Fund is expected to have a “net-long bias” (where the dollar value of the long  positions exceed the value of short positions).  However, the Fund does effect short-sales under circumstances where the Adviser identifies more attractive opportunities for capital appreciation (relative to investing in long positions) and for other purposes, such as hedging.  Short selling is considered a speculative investment practice and involves certain risks.

The Fund has no plans to list its shares of beneficial interest (“shares”) on any securities exchange, and there is no assurance that any secondary market will develop for shares.  Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor's account with a Selling Agent (each as defined on the next page) and, except for certain circumstances, may only be transferred to persons who are “Qualified Investors” (as described on the next page).

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  A statement of additional information (“SAI”) dated June 30, 2014, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the SAI (the table of contents of which is on page 47 of this Prospectus), the Fund's annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, NY 10017 or by calling collect (212) 949-3000 (the Fund does not maintain an Internet Website).  You also may obtain a copy of the SAI (as well as material incorporated by reference and other information regarding the Fund) from the SEC's website (http://www.sec.gov).  The address of the SEC's internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK.  (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 15.)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[_______________]

Distributor

(CONTINUED FROM INSIDE FRONT COVER)

	Class A Shares*	Class I Shares*
Total Offering Amount (1)	$[_________]	$0
Maximum Sales Load (2)	[3]%	0%
Minimum Sales Load (1)(2)	[0]%	0%
Proceeds to the Fund (maximum) (3)	$[_________]	$0
Proceeds to the Fund (minimum) (3)	$[_________]	$0

*	Currently, only Class A shares of the Fund are offered. The Fund expects to offer Class I shares in the future, subject to obtaining an exemptive order from the Securities and Exchange Commission (“SEC”).

(1)	The minimum initial investment in shares of the Fund by an investor is $[50,000], subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary. Minimum subsequent investments must be at least $[10,000] (in each case, including a sales load if applicable). In addition, the Fund currently expects Class I shares of the Fund to only be available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a selling agent of the Fund; (ii) who are clients of investment advisers or financial planners that participate in programs operated by selling agents of the Fund through which Class I shares are offered; (iii) who are other customers or clients of selling agents of the Fund or their affiliates, as authorized by the Fund’s distributor, in consultation with the selling agent of the Fund, or (iv) who have a minimum initial investment of $[1,000,000].

(2)	Class A share investors may be charged a sales load up to a maximum of [3]% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering --- Plan of Distribution.”) The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

(3)	Organizational and offering expenses are not expected to exceed $[_____]. The net proceeds to the Fund after payment of the estimated offering expenses of $[_________] would be approximately $[_________].

[___________] (the "Distributor") serves as the distributor of the Fund's shares on a best efforts basis.  Pursuant to the terms of the Distributor's distribution agreement with the Fund, the Fund, the Distributor or other Fund agents may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of Fund shares.  The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time.  The Fund is initially offering up to [________] Class A shares at a fixed price of $[____] per share, plus a sales load (if applicable) (the "Initial Offering") and, following the close of the Initial Offering, which is currently anticipated to be on or about [____], 2014, will offer shares for purchase monthly at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable).  Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Fund, the Distributor or other Fund agent prior to the close of business (normally 5pm), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”).  At each Closing Time (and at the close of the Initial Offering, for purchase orders received in connection with the Initial Offering), purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor's purchase order.  Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to the close of the Initial Offering or, thereafter, prior to a Closing Time.

Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, [0.75]% (on an annualized basis) of the net asset value of Class A shares of the Fund.  Class I shares are not expected to be subject to such ongoing distribution and shareholder servicing fees.

(CONTINUED FROM INSIDE FRONT COVER)

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”), as described more fully herein.  In order to purchase shares, a prospective investor must submit a completed investor certification to the Selling Agent prior to the Closing Time.  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any purchase order for shares in whole or in part at any time.  Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with a Selling Agent.  Additional information regarding the process for buying shares is set forth under “The Offering --- Purchase Terms; Minimum Investment” and “Investor Qualifications and Suitability.”

Investors may not be able to sell their shares.  The Fund has no plans to list its shares on any securities exchange, the Fund’s shares have no history of public trading and there is no assurance that any secondary market will develop for shares.  Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor's account with a Selling Agent and, except for certain circumstances, may only be transferred to persons who are Qualified Investors.  If an investor attempts to transfer shares to someone who is not a Qualified Investor, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with the Fund or the Distributor (or other Fund agent), the transfer will not be permitted.  (See “Investor Qualifications and Suitability --- Investor Suitability: Transfer Restrictions.”)

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund's board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  There can be no assurance that shareholders tendering shares for repurchase in any such offer will have all of their tendered shares repurchased by the Fund.  (See “Additional Risk Factors --- Repurchase Offers” and “Repurchase Offers --- Oversubscribed Repurchase Offer.”)

The Fund pays the Adviser a monthly management fee computed at the annual rate of [____]% of the Fund's average daily net assets.  Additionally, following the end of each fiscal year (and whenever the Fund conducts a share repurchase offer, as described herein), the Fund pays the Adviser an incentive fee (the “Incentive Fee”) generally equal to 20% of the Fund's net profits, subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits.  For purposes of calculating the Incentive Fee, net profits will generally be determined by calculating the amount by which the net assets of the Fund as of the end of a fiscal year exceeds the net assets as of the beginning of the fiscal year (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions).  For more details regarding the Incentive Fee, see “Fees and Expenses --- Incentive Fee.”  The Incentive Fee structure presents risks that are not present in investment funds without incentive fees.  (See “Additional Risk Factors --- The Incentive Fee.”)  The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies.  (See “Fees and Expenses --- Management Fee” and “--- Incentive Fee.”)

--------------------

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

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TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus.  Prospective investors should rely only on information contained in this Prospectus, the Fund's statement of additional information and exhibits filed by the Fund.  Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.  Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy.  Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you.  This Privacy Notice sets forth the policies of Corsair Opportunity Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund's investors, prospective investors and former investors.  These policies may be changed at any time, provided that a notice of such change is given to you.  Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund.  We may use this information to effectively administer our customer relationship with you.  It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements.  These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund's investors, prospective investors or former investors to third parties, except as permitted or required by law.  We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator.  We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements.  We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them.  We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order.  Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies.  We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of Corsair Opportunity Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“shares”) in the Fund.  This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”).  An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund
Corsair Opportunity Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  Corsair Capital Management, L.P., a Delaware limited partnership that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”).  The Adviser is controlled by its general partner, Corsair Capital Management GP, L.L.C. (the “General Partner”), and Jay R. Petschek and Steven Major, each a managing member of the General Partner and Principal and Co-Portfolio Manager of the Adviser, serve as the Portfolio Managers of the Fund.

Principal Investment Strategies
The Fund's investment objective is to achieve capital appreciation.  The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies.  Generally, the Adviser emphasizes companies believed to be going through strategic and/or structural change (e.g., spin-offs, restructurings, post-bankruptcy reorganizations, etc.) or companies operating in industries or other environments believed to be undergoing substantial change.  For purposes of the Fund's investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights.  The Fund is expected to have a “net-long bias” (where the dollar value of the long  positions exceed the value of short positions).  However, the Fund does effect short-sales under circumstances where the Adviser identifies more attractive opportunities for capital appreciation (relative to investing in long positions) and for other purposes, such as hedging.  Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.  (See “Principal Risk Factors --- Leverage & Borrowings Risk.”)  Short selling is considered a speculative investment practice and involves certain risks.  In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.  (For a more detailed discussion of the tax consequences of short sale transactions, see “Certain Tax Matters --- Taxation of Short Sales.”)

The Adviser will invest the Fund's assets in equity securities without regard to the issuer's market capitalization.  The Fund may invest in securities of “Canadian issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from Canadian businesses, investments or sales, or that have a substantial portion of their operations or assets in Canada.  Without regard to the Fund’s investments in Canadian companies, the Fund may invest up to 25% of its total assets in other foreign securities.  The Fund's investments in Canadian and other foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries.  These investments are typically subject to certain risks to a much greater degree than investments in developed countries, like Canada.  (See “Principal Risk Factors --- Foreign Investment Risk.”)

In pursuing the Fund’s investment objective, the Adviser may invest in so-called “special situations,” such as spin-offs, and “event-related” and merger arbitrage positions.  Event-related strategies involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects. Merger arbitrage typically involves taking short and/or long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer. The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

Given the Fund’s opportunistic investment strategy, the Fund generally holds a significant amount of cash.  The Fund may also hold debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) and/or interests in money market funds.  During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.

The Adviser principally uses fundamental research to identify and assess potential portfolio investments.  This research typically includes analysis of financial statements and other data, meeting company personnel, visiting company facilities, reviewing customers and competitors and analyzing comparable companies or securities.

While the Adviser intends to conduct research on a broad range of companies, it will focus special attention on (i) companies believed to be undergoing substantial operating or financial change, which frequently include companies involved in spin-offs or corporate reorganizations and/or restructurings; and (ii) companies believed to be operating in industries or other environments undergoing substantial change.  These circumstances sometimes result in the Adviser focusing on companies with little or no research coverage or a perceived lack of adequate research coverage by securities firms generally.

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the Fund's investment objective will be achieved or that its investment program will be successful.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors could lose some or all of their investment.

Non-Principal Investment Practices
In addition to its principal investment strategies, the Fund may invest in debt securities and certain derivative instruments (in addition to the options described under “Principal Investment Strategies”), such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes.  Currently, however, the Fund does not anticipate using over-the-counter derivatives.  (See “Additional Risk Factors --- Derivatives Risk.”)  The Fund may also purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares.  Transactions in Traded Funds may be used in seeking capital appreciation or for hedging purposes.  During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest substantially all of its assets in high quality debt securities, money market instruments, or hold its assets in cash.  The Fund also invests in money market instruments for liquidity purposes.  (See “Non-Principal Fund Investment Practices and Their Risks.”)

Borrowings
The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund's total assets.  Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.  The Fund does not currently anticipate using borrowings for these purposes.  (See “Principal Risk Factors --- Borrowings & Leverage Risk.”)

Management of the Fund
The board of trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund.  It has delegated responsibility for management of the Fund's day-to-day operations to the Adviser.  (See “Management of the Fund.”)

The Adviser
The Adviser, Corsair Capital Management, L.P., a Delaware limited partnership, serves as the investment adviser of the Fund.  Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  Although the Fund is recently formed and has no operating history upon which investors can evaluate its performance and the Adviser has not served as investment adviser to other registered investment companies, the Adviser serves as a subadviser to one or more registered investment companies, and it manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund.  (See "Performance Information" and "Management of the Fund.")

Management Fee & Incentive Fee
In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of [___]% of the Fund's average daily net assets (the “Management Fee”).  The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described on the next page), without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.  For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).  Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.  “Fiscal Period” means each twelve-month period ending on the Fund's fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.)  In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year.  For purposes of determining the Fund's net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account.  The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable.  This is sometimes known as a “high water mark.”  (See “Fees and Expenses --- Incentive Fee.”)

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees.  (See “Additional Risk Factors --- The Incentive Fee.”)  In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

The Offering
The Fund will initially offer a single class of shares of beneficial interest (“shares”) designated as “Class A shares” to investors eligible to invest in the Fund.  The Fund expects to offer Class I shares in the future, subject to obtaining an exemptive order from the Securities and Exchange Commission

(“SEC”).  Class I shares would have certain differing characteristics than Class A shares in terms of: (i) sales load; and (ii) distribution and shareholder servicing fees.

Class A shares of the Fund are being offered in an initial offering (the "Initial  Offering") at a price of $[____] per share plus a sales load of up to [3]% (if applicable).  The Initial Offering is currently anticipated to terminate on [_____], 2014, subject to extension.

After the Initial Offering is closed, shares of the Fund will be offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to [3]% of the amount invested (as described below).  Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares.  The Fund's net asset value per share will be circulated to Selling Agents (as defined below) offering shares of the Fund.

The minimum initial investment in shares of the Fund by an investor is $[50,000], subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary. Subsequent investments must be at least $[10,000].  (In each case, including a sales load if applicable.)  The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.  In addition, the Fund currently expects Class I shares of the Fund to only be available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Distributor, in consultation with the Selling Agent, or (iv) who have a minimum initial investment of $[1,000,000].

Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with a Selling Agent.  In order to purchase shares, a prospective investor must submit a completed investor certification to the Selling Agent.  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.  The Fund also reserves the right to suspend or terminate the offering of shares at any time.  Additional information regarding the share purchase process is set forth under “Investor Qualifications and Suitability.”

[__________] (the "Distributor") serves as the distributor of the Fund's shares on a best efforts basis, pursuant to the terms of the Distributor's distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its shares of up to [3]%.  The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent.  The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families.    The sales load will neither constitute an investment made by the investor in, nor form part of the assets of, the Fund.  The Selling Agents' receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing Fees
Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, [0.75]% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”).  Class I shares are not expected to be subject to the Distribution and Shareholder Servicing Fees.  (See “Fees and Expenses --- Distribution and Shareholder Servicing Fees.”)

Fund Expenses
The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Distributor pursuant to their agreements with the Fund, including, but not limited to:  all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.  (See “Fees and Expenses --- Other Fees and Expenses of the Fund.”)

Investor Qualifications
Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”).  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  Shares may be held only through a Selling Agent.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus.

Any attempt to transfer shares to someone who is not a Qualified Investor, other than by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with the Fund, the Distributor or other Fund agent will not be permitted and will be void.  (See “Investor Qualifications and Suitability.”)

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  Prior to making an investment decision, you should:  (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile.  (See “Investor Qualifications and Suitability.”)

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.  In addition, the Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.  Although the Fund makes quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through a Selling Agent.  The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect.  Shares of the Fund may not be exchanged for shares of any other fund.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Quarterly Repurchase Offers
The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  If the number of shares tendered for repurchase in any repurchase offer exceeds the number of shares that the Fund has offered to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund.  (See “Repurchase Offers --- Oversubscribed Repurchase Offer.”)  The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Principal Risk Factors
An investment in the Fund involves a high degree of risk.  There can be no assurance that the Fund's investment objective will be achieved.  In particular, the Fund's use of short sales can, in certain circumstances, result in significant losses to the Fund.  The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments.

Because the Fund primarily invests in common stocks and other equity securities, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities.  These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.  Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, stock markets can be volatile at times, and stock prices can change drastically.  This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change.  Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.  (See “Principal Risk Factors --- Risk of Equity Securities.”)

The Fund's investment program emphasizes active management of the Fund's portfolio.  Consequently, the Fund's portfolio turnover and brokerage commission expenses may exceed those of other investment companies, and the Fund could underperform its benchmark indices and/or other funds with similar investment objectives.  (See “Principal Risk Factors --- Active Management Risk.”)

The Fund may invest in securities of “Canadian issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from Canadian businesses, investments or sales, or that have a substantial portion of their operations or assets in Canada.  (Some of these “Canadian issuers” may be legally organized or have principal offices located in the U.S.)  Investments in Canadian issuers subject the Fund to the additional economic risks specific to Canada.  The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy.  Any downturn in U.S. economic activity is likely to have an adverse impact on the Canadian economy.  Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union countries and China.  Canada is susceptible to fluctuations in certain commodity markets.  Any negative changes in commodity markets could have an adverse impact on the Canadian economy.  As such, the Fund is subject to these risks to a much greater degree than funds that do not invest materially in Canadian issuers.  (See “Principal Risk Factors --- Canadian Issuer Risk.”)

Without regard to the Fund’s investments in Canadian companies, the Fund may invest up to 25% of its total assets in other foreign securities.  The Fund's investments in Canadian and other foreign companies are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations.  In addition, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.  Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  The Fund may also invest in companies located in, or doing business in, emerging or less developed countries.  These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund's net asset value.  (See “Principal Risk Factors --- Foreign Investment Risk.”)

The Fund is expected to have a “net-long bias” (where the dollar value of the long positions exceed the value of short positions). However, the Fund does effect short-sales under circumstances where the Adviser identifies more attractive opportunities for capital appreciation (relative to investing in long positions) and for other purposes, such as hedging.  Short selling is considered a speculative investment practice and involves certain risks.  The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred.  (See “Principal Risk Factors --- Risk of Short Sales.”)

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”).  Currently, the Fund's Prime Broker is UBS Securities, LLC.  The Fund may add one or more additional Prime Brokers.  The Fund, each Prime Broker and [_________], the Fund’s custodian, are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short.  Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund's total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker.  The Adviser will monitor regularly the creditworthiness of a Prime Broker.

The Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. As there may be uncertainty concerning the outcome of transactions in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies.  (See “Principal Risk Factors --- Special Situations/Event-Related Positions Risk.”)

Given the Fund’s opportunistic investment strategy, the Fund generally  holds a significant amount of cash. The Fund may also hold U.S. Government Securities and/or interests in money market funds, and the Fund will be subject to the risks of U.S. Government Securities and money market funds.  During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.  While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments).  (See “Principal Risk Factors --- U.S. Government Securities Risk.”)  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds, and, in addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests.  (See “Principal Risk Factors --- Money Market Fund Risk.”)

The Fund invests in equity securities without regard to the issuer's market capitalization.  Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks.  The stocks of these companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.  (See “Principal Risk Factors --- Market Capitalization Risk.”)

The Fund is a “non-diversified” investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund's assets that may be invested in the securities of any one issuer.  The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.  (See “Principal Risk Factors --- Non-Diversified Status.”)

Additional Risk Factors
The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee.  In addition, the application of the Incentive Fee may not correspond to a particular shareholder's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share.  The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.

Shares of the Fund are not traded on any securities exchange or other market and, except for certain circumstances, are subject to substantial restrictions on transfer.  Although the Fund offers to repurchase its shares quarterly, there can be no assurance that the Fund will repurchase all shares tendered by a shareholder for repurchase in any such offer.

The Fund is recently formed and has no operating history upon which investors can evaluate its performance, and the Adviser has not served as investment adviser to other registered investment companies. (See “Additional Risk Factors --- Lack of Operating History.”)

The Fund may, from time to time, invest in certain derivative instruments, such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes.  Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund.  The use of derivatives also exposes the Fund to counterparty credit risk, leverage risk and liquidity risk, among others.  (See “Additional Risk Factors --- Derivatives Risk.”)

In light of the foregoing risks, an investment in shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Potential Conflicts of Interest
The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  (See “Potential Conflicts of Interest.”)

Distribution Policy
Dividends will be paid annually on the shares in amounts representing substantially all of the Fund's net investment income, if any, earned each year.  Payments on shares will vary in amount depending on investment income received and expenses of operation.  It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends.  The Fund is not a suitable investment if you require regular dividend income.  Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Taxation
The Fund intends to qualify as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If the Fund so qualifies, it will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares of the Fund.  (See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)

Reports to Shareholders
As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund's term is perpetual, except that the Fund may be terminated as provided in the Amended and Restated Declaration of Trust of the Fund.

Fiscal Year	The Fund's fiscal year ends on each [________]. The Fund's tax year for federal income tax purposes also ends on each [________].

Administrator	[________] (“[________]”), located at [________], serves as the Fund's administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian
[________], located at [________], serves as the custodian for the Fund's assets and is responsible for maintaining custody of the Fund's cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund.  Additionally, the Prime Broker custodies cash proceeds from Fund securities sold short.

Transfer Agent	[________] also serves as transfer agent and registrar with respect to shares of the Fund.

Legal Counsel
Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund.  The firm does not represent potential investors with respect to their investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.  Currently, only Class A shares of the Fund are offered.  The Fund expects to offer Class I shares in the future, subject to obtaining an exemptive order from the SEC.

	Class A Shares	Class I Shares (1)
Shareholder Transaction Expenses

Maximum Sales (Load) (as a percentage of offering price) (2)	[3.00]%	None

Annual Expenses (as a percentage of net assets attributable to shares)

Management Fee	[___]%	[___]%
Incentive Fee (3)	20%	20%
Distribution and Shareholder Servicing Fees (4)	[0.75]%	None
Expenses on Securities Sold Short (5)	[___]%	[___]%
Other Expenses (6)	[___]%	[___]%
Total Annual Fund Operating Expenses (excluding the Incentive Fee)	[___]%	[___]%
________________

(1)        Class I shares are not currently offered by the Fund.

(2)        In connection with initial and additional investments, investors in Class A shares may be charged a sales load of up to [3]% of the amounts transmitted in connection with their purchases of shares.  Class I shares are not expected to be subject to a sales load.  (See “The Offering --- Plan of Distribution.”)

(3)        The Fund pays the Adviser a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined herein) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund.  In such event, only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  For purposes of determining the Fund's net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of a fiscal year).  (See “Fees and Expenses --- Incentive Fee.”)

(4)        Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, [0.75]% (on an annualized basis) of the net asset value of Class A shares of the Fund.  Class I shares are not expected to be subject to such ongoing distribution and shareholder servicing fees.  (See “Fees and Expenses --- Distribution and Shareholder Servicing Fees.”)

(5)        The Fund may effect short sales of securities for both capital appreciation and for hedging purposes. “Expenses on Securities Sold Short” shown in the table reflects an estimate of net expenses to be incurred (after credit for any interest earned) by the Fund in effecting short sales during the current fiscal year.  The Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.

(6)        “Other Expenses” shown in the table reflects an estimate of all expected ordinary operating expenses for the current fiscal year.  The Fund's annual expense ratio will increase or decrease over time as the Fund's asset level decreases or increases, respectively, and as actual Fund expenses may vary.

________________________________________

	1 Year	3 Years	5 Years	10 Years
Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of [3]%:	$[__]	$[__]	$[__]	$[__]

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$[__]	$[__]	$[__]	$[__]

Class I (1):	$[__]	$[__]	$[__]	$[__]
________________

(1)	Class I shares are not currently offered by the Fund.

The example includes the payment of the Incentive Fee and assumes that the Fund's annual return is 5%.  The Incentive Fee is calculated based on the Fund's net profit, which is generally determined by calculating the amount by which the net assets of the Fund as of the end of a Fiscal Period exceeds the net assets as of the beginning of the Fiscal Period (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits.  As a result, the dollar amounts in the example could be significantly higher if the Fund's actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown in the example.  For a more complete description of the various costs and expenses, see “Fees and Expenses.”  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

PRINCIPAL RISK FACTORS

Corsair Opportunity Fund (the “Fund”) is a speculative investment and an investment in the Fund's shares of beneficial interest (“shares”) entails substantial risks.  There can be no assurance that the Fund's investment objective will be achieved.  In particular, the Fund's active trading and short sales can, in certain circumstances, result in significant losses to investors who purchase shares (“shareholders”).

General

All securities investments risk the loss of capital.  Shareholders may experience a significant decline in the value of their investment.  Prospective shareholders should invest only if they can sustain a complete loss of their investment.  To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased.  In addition, the value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments.  Further, the Fund's use of leverage (directly through borrowings) or short sales can result in significant losses to the Fund.  Shareholders could lose some or all of their investment.

General economic or market conditions may adversely affect the investments made by the Fund.  In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective.  A general economic downturn could also result in the diminution or loss of the investments made by the Fund.  At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Consequences of a severe worldwide economic downturn that may adversely affect the Fund include, among other things:

•	a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally. For example, the Fund offers to repurchase a certain percentage of its outstanding shares each fiscal quarter. The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Fund shares for repurchase. This could result in a general decline in the Fund's asset base over time, thus hampering the Fund's ability to effectively invest its capital to achieve its investment objective. (See “Repurchase Offers --- Consequences of Repurchase Offers.”) The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund's financial results and continued viability;

•	a significant decline in the equity markets which may reduce the value of the Fund's portfolio securities; and

•	the possibility that utilizing short-selling transactions and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs. In addition, these transactions depend on the performance of various counterparties. Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund's transactions ineffective, which would likely result in significant losses to the Fund.

Active Management Risk

The Fund's investment program emphasizes active management of the Fund's portfolio.  Consequently, the Fund's portfolio turnover and brokerage commission expenses may exceed those of other investment companies, and the Fund could underperform its benchmark indices and/or other funds with similar investment objectives.  The Fund may fail to achieve its investment objective and you may lose money.

Risk of Equity Securities

The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (call and put options), warrants and rights.  Thus, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities.  These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.  Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, stock markets can be volatile at times, and stock prices can change drastically.  This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change.  Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.  (See “Principal Risk Factors --- Market Capitalization Risk.”)

Convertible securities also carry unique risks.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security's worth, at market value, if converted into the underlying common stock).  Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.  A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

With respect to stock options, the sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option.  In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.

These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Risk of Net-Long Bias

The Fund's portfolio operates with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions.  As a result, in a declining equity market environment, operating with a net-long bias could subject the Fund's portfolio to more downside volatility than would be the case if the Fund's portfolio had greater short exposure.

Risk of Short Sales

The Fund may seek capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer's prospects for earnings growth.  In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer.  The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred.  Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.  There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice.  If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.  Short selling may exaggerate the volatility of the Fund's investment portfolio.  Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund.  In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.  (See “Certain Tax Matters --- Taxation of Short Sales.”)

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration.  If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”).  Currently, the Fund's Prime

Broker is UBS Securities, LLC (“UBS”).  The Fund may add one or more additional Prime Brokers.  The Fund, each Prime Broker and [_____________], the Fund’s custodian, are parties to an agreement in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short.  Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund's total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of a Prime Broker.  The Adviser will monitor regularly the creditworthiness of a Prime Broker.

Market Capitalization Risk

The Adviser will invest the Fund's assets in equity securities without regard to the issuer's market capitalization.  Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks.  The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

Canadian Issuer Risk

Investments in Canadian issuers subject the Fund to the additional economic risks specific to Canada. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Any downturn in U.S. economic activity is likely to have an adverse impact on the Canadian economy. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. Canada is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the Canadian economy.  As such, the Fund is subject to these risks to a much greater degree than funds that do not invest materially in Canadian issuers.

Foreign Investment Risk

The Fund may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers.  Securities of foreign issuers in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  The Adviser defines “foreign issuers” as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad.  Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be “foreign issuers” for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following:  varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of the Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  In addition, the Fund may incur costs in connection with conversion between various currencies.  The Fund may also invest in companies located in, or doing business in, emerging or less developed countries.  These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund's net asset value.

Special Situations/Event-Related Positions Risk

The Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, the EU or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’ ability to respond to market movements may be impaired and consequently the Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Fund. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Adviser of such companies and may, at times, require active participation by the Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Fund’s ability to trade in the securities of such companies. It may also prevent the Fund from focusing on matters relating to other existing investments or potential future investments of the Fund. In addition, as a result of its activities, the Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Fund has an interest.  The occurrence of any of the above events may have an adverse effect on the performance of the Fund and consequently on the returns to investors.

Money Market Fund Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds, and, in addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests.  The Fund will also be exposed to the investment risks of the money market fund.  Given the Fund’s opportunistic investment strategy, the Fund may hold a significant amount of interests in money market funds.  During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.

U.S. Government Securities Risk

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments).  Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.  Given the Fund’s opportunistic investment strategy, the Fund may hold a significant amount of U.S. Government Securities.  During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.

Non-Diversified Status

The Fund is a “non-diversified” investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund's assets that may be invested in the securities of any one issuer.  The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

ADDITIONAL RISK FACTORS

The Incentive Fee

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee.  In addition, the Adviser may time investments in order to maximize income under the Incentive Fee.  While the board of trustees of the Fund (the “Board”) does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.  The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods.  This is sometimes known as a “high water mark.”  An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.  No adjustment to a repurchase price will be made after it has been determined.

Whenever shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution.  For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  Under this scenario, the Fund will not accrue an Incentive Fee until it recovers the cumulative loss of $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of shares (including shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding shares increases, the per-share amount (but not the dollar amount) of a cumulative loss will be reduced.  As a result, if a shareholder does not reinvest its distributions, the benefits that such shareholder would receive from a cumulative loss (if any) will be diluted.  This means that an investor's investment may bear a higher percentage Incentive Fee than it otherwise would.  (See “Additional Risk Factors --- Repurchase Offers,” “Fees and Expenses --- Incentive Fee,” and “Repurchase Offers --- Consequences of Repurchase Offers.”)

The application of the Incentive Fee may not correspond to a particular shareholder's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share.  For example, a shareholder may acquire shares after the Fund's trading has resulted in a cumulative loss.  If so, that shareholder's shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such shares.  Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued.  In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled.  However, the Incentive Fee is comparable to performance-based fees charged by private funds.  While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), will consider whether the Incentive Fee is fair and reasonable.

Leverage & Borrowings Risk

The Fund's investment program may involve the use of leverage by borrowing money to purchase securities.  (Although the Fund may issue preferred shares, it has no intention of doing so within the next 12 months.)  The practice of leveraging by borrowing money is speculative and involves certain risks.  Because short sales involve borrowing securities and then selling them, the Fund's short sales have the additional effect of leveraging the Fund's assets.

Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.  This involves the transfer by the Fund of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument and, as described below, constitutes indebtedness subject to limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund's total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund's net asset value and thus can increase the volatility of the Fund's net asset value per share.  In the event that the Fund's portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings.  In the event of a sudden, precipitous drop in value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing.  Leverage also creates interest expense that may lower the Fund's overall returns.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”).  This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.  The staff of the Securities and Exchange Commission's Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position.  Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities.  Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities.  With respect to “covering” a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund's net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program).

In order to obtain “leveraged” market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement.  These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.  (See “Special Investment Instruments and Techniques” in the Fund's statement of additional information (“SAI”).)

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market.  While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund's participation in derivatives transactions.

There is no guarantee that a leveraging strategy will be successful.

Repurchase Offers

The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer.  If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.  The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.  (See “Repurchase Offers --- Oversubscribed Repurchase Offer.”)

The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  It may, therefore, force the Fund to sell assets it would not otherwise sell.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund daily and thus reduces the net asset value of all shares.  The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase.  However, that Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.  No adjustment to a repurchase price will be made after it has been fixed.  (See “Repurchase Offers --- Consequences of Repurchase Offers.”)

Derivatives Risk

In addition to its principal investment strategies, the Fund may, from time to time, invest in certain derivative instruments (in addition to the options described under “Investment Program --- Investment Objective and Policies: Principal Investment Strategies and Methodology), such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes.  Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically expose the Fund to the following additional risks:

•	Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

•	Correlation risk is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•	Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

•	Pricing risk is the risk that derivative instruments may be difficult to value.

•	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

When the Fund enters into transactions in derivatives that create potential future payment obligations, it will segregate liquid assets, or otherwise “cover” these transactions as necessary to comply with provisions of the 1940 Act relating to the issuance of senior securities and the use of leverage as interpreted by the SEC and its staff. For example, with respect to a derivatives transaction that does not cash settle, the Fund sets aside liquid assets in an amount equal to the notional value of the transaction. With respect to cash-settled derivatives transactions, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligations, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program). The Fund’s policies with respect to segregation of assets may be modified in the future as may be permitted or required by applicable regulations and interpretations of the SEC or its staff.

Lack of Operating History

The Fund is recently formed and has no operating history upon which investors can evaluate its performance, and the Adviser has never before served as the investment adviser to a registered investment company.  However, although the Adviser has not served as an investment adviser to other registered investment companies, it serves as a subadviser to one or more other registered investment companies.  In addition, the Adviser, including the Portfolio Managers, manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund.  (See "Performance Information" and "Management of the Fund.")

Liquidity Risks

The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.  Shares may be held only through a Selling Agent.  Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund.  Although the Fund offers to repurchase shares on a quarterly basis, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder.  (See “Repurchase Offers.”)  In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein), unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and to accounts with a Selling Agent.  Selling Agents may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect.  Shares of the Fund may not be exchanged for shares of any other fund.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Regulatory Risk

Changes in government regulations may adversely affect the value of a security.  An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.  Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund's use of such instruments, to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation cannot yet be known.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally.  War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments.  At such times, the Fund's exposure to the risks described elsewhere in this Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Potential Conflicts of Interest

The investment activities of the Adviser for its own accounts and for other accounts it manages (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund.  The Fund has no interest in these other activities of the Adviser and its affiliates.  As a result of the foregoing, the persons that manage the Fund's investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time to the management of the Fund's investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser will cause one or more of its Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which the Adviser will consider participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.  The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund.

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company.  The Fund was organized under a Certificate of Trust on June 19, 2014 in the State of Delaware and commenced operations on [___], 2014.  The Fund's principal office is located at 366 Madison Avenue, 12th Floor, New York, New York 10017, and its telephone number is (212) 949-3000.  Corsair Capital Management, L.P., a Delaware limited partnership that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”).  The Adviser is controlled by its general partner, Corsair Capital Management GP, L.L.C. (the “General Partner”), and Jay R. Petschek and Steven Major, each a managing member of the General Partner and Principal and Co-Portfolio Manager of the Adviser, serve as the Portfolio Managers of the Fund.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board.  (See “Management of the Fund --- The Board of Trustees” herein and “Management of the Fund” in the SAI.)

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund's ongoing fees and expenses, will be invested in accordance with the Fund's program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund's investment program, the Fund may, during periods of adverse market conditions in the equity securities markets, deviate from its investment objective and invest substantially all of its assets in high quality debt securities, money market instruments, or hold its assets in cash.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to achieve capital appreciation.  No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund's investment objective is fundamental and may not be changed without the approval of shareholders.  However, except as otherwise stated in this prospectus (the “Prospectus”) or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders.  The Fund's fundamental investment policies and restrictions are listed in the SAI.  Its principal investment strategies are discussed below.  The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

Principal Investment Strategies & Methodology

The Fund pursues its investment objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies.  Generally, the Adviser emphasizes companies believed to be going through strategic and/or structural change (e.g., spin-offs, restructurings, post-bankruptcy reorganizations, etc.)  or companies operating in industries or other environments believed to be undergoing substantial change.  For purposes of the Fund's investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights.  The Adviser will invest the Fund's assets in equity securities without regard to the issuer's market capitalization.

Common Stocks.  Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Short Sales.  The Fund may seek capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  The Fund may also effect short sales for hedging purposes.

Short sales are considered speculative investment practices and involve certain risks.  (See “Principal Risk Factors --- Risk of Short Sales”)

Preferred Stocks.  Preferred stock generally has a preference over an issuer's common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer's capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.

Special Situations/Event-Related Positions.  In pursuing the Fund’s investment objective, the Adviser may invest in so-called “special situations,” such as spin-offs, and “event-related” and merger arbitrage positions.  Event-related strategies involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects. Merger arbitrage typically involves taking short and/or long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer. The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

IPO Securities.  The Fund may purchase securities of companies in initial public offerings (i.e., “IPO securities”) or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  (See “Principal Risk Factors --- Market Capitalization Risk.”)

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Call and Put Options on Individual Securities.  The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security.

A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books or with the Fund's custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.  The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.  (See “Principal Risk Factors --- “Risk of Equity Securities” and “Additional Risk Factors --- Derivatives Risk.”)

Options transactions may be effected on securities exchanges or in the over-the-counter market.  Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Cash, U.S. Government Securities and Money Market Fund Interests.  Given the Fund’s opportunistic investment strategy, the Fund generally holds a significant amount of cash.  The Fund may also hold debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) and/or interests in money market funds.  During periods of rising markets, these holdings may adversely impact the Fund’s performance relative to a more fully invested portfolio.  (See “Principal Risk Factors --- Money Market Fund Risk and --- U.S. Government Securities Risk.”)

Warrants and Rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

The Adviser principally uses fundamental research to identify and assess potential portfolio investments.  This research typically includes analysis of financial statements and other data, meeting company personnel, visiting company facilities, reviewing customers and competitors and analyzing comparable companies or securities.

While the Adviser intends to conduct research on a broad range of companies, it will focus special attention on (i) companies believed to be undergoing substantial operating or financial change, which frequently include companies involved in spin-offs or corporate reorganizations and/or restructurings; and (ii) companies believed to be operating in industries or other environments undergoing substantial change.  These circumstances sometimes result in the Adviser focusing on companies with little or no research coverage or a perceived lack of adequate research coverage by securities firms generally.

The Fund reserves the right to alter or modify some or all of the Fund's investment strategies in order to take advantage of changing market conditions, when the Adviser, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its investment objective.

The Fund's investment program emphasizes active management of the Fund's portfolio.  Consequently, the Fund's portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies.  (See “Principal Risk Factors --- Active Management Risk.”)

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund's principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.  Information regarding these additional investments, and the risks associated with them, is discussed below and in the SAI.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity.  (See “Temporary Investments” below for more information.)  For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.  Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.  The Fund's investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares.  Transactions in Traded Funds may be used in seeking capital appreciation or for hedging purposes.  Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group.  Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).  The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds.  In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Derivative Investments

In addition to its principal investment strategies, the Fund may, from time to time, invest in certain derivative instruments (in addition to the options described under “Investment Program --- Investment Objective and Policies: Principal Investment Strategies and Methodology), such as forward contracts, total return swaps, forward currency exchange contracts, options on stock indices and structured-equity notes.  The Fund may use these derivative instruments to produce incremental returns, hedge positions, more efficiently achieve particular investment exposures or for speculative investment purposes.  The use of derivatives exposes the Fund to counterparty credit risk, leverage risk and liquidity risk, among others.  (See “Additional Risk Factors --- Derivatives Risk.”)

Temporary Investments

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest substantially all of its assets in high quality debt securities, money market instruments, or hold its assets in cash.  In addition, as mentioned above, given the Fund’s opportunistic investment strategy, from time to time, the Fund may be significantly invested in these instruments.  Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser.  Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities.  In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.  (See “Principal Risk Factors --- Money Market Fund Risk and --- U.S. Government Securities Risk.”)

The Fund may also invest in money market instruments to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

PERFORMANCE INFORMATION

The Fund is newly formed and has no operating history.  However, the Adviser and its personnel, including Messrs. Petschek and Major, the Fund's Portfolio Managers, have managed other accounts in accordance with an investment strategy that is substantially similar to that of the Fund.  Appendix B contains investment performance information for such an account, from its inception.  This account represents the longest track record available among all similarly managed accounts by the Adviser.  The performance information does not represent the investment performance of the Fund and should not be viewed as indicative of the future investment performance of the Fund.  Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE.  Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's expenses. The performance data used in Appendix B was provided by the Adviser.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund.  The Board has delegated responsibility for management of the Fund's day-to-day operations to the Adviser.  (See “Management of the Fund --- The Adviser.”)  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own shares.  A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of [_______], 2014 (the “Advisory Agreement”).  The Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  The Adviser will monitor the Fund's compliance with all applicable investment limitations, including those imposed by the 1940 Act.  In consideration of the services provided by the Adviser, the Fund pays the Adviser a management and incentive fee.  (Additional information regarding the Adviser’s compensation and the Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)

The Fund is recently formed and has no operating history upon which investors can evaluate its performance, and the Adviser has never before served as the investment adviser to a registered investment company.  (See “Additional Risk Factors --- Lack of Operating History.”)  However, although the Adviser has not served as an investment adviser to other registered investment companies, it serves as a subadviser to one or more other registered investment companies, and it manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund.  (See "Performance Information.")

The Adviser, a Delaware limited partnership, is registered as an investment adviser under the Advisers Act.  Affiliates of the Adviser may serve as investment advisers, sub-advisers or general partners to other registered and private investment companies.  The offices of the Adviser are located at 366 Madison Avenue, 12th Floor, New York, New York 10017, and its telephone number is (212) 949-3000.

Portfolio Management

Jay R. Petschek and Steven Major, each a managing member of the General Partner and Principal and Co-Portfolio Manager of the Adviser, serve as the Portfolio Managers of the Fund.

Jay R. Petschek is a Principal and Co-Portfolio Manager of the Adviser.  Mr. Petschek founded the Adviser in 1991 at which time he was a Senior Managing Director at Ladenburg Thalmann & Co. Inc., responsible for the firm’s proprietary asset management activities and a member of Ladenburg’s Board of Directors and Executive Committee. Mr. Petschek spent ten years in corporate finance at Ladenburg and two years as Director of the firm’s Research Department. Prior to joining Ladenburg, Mr. Petschek was an Assistant Treasurer in the World Corporate Department at Bankers Trust Company. Mr. Petschek serves on the Board of Directors of the Boyar Value Fund, an open-ended public mutual fund. Mr. Petschek graduated from Harvard College with a B.A. in Applied Mathematics and received an M.S. in Management from the Sloan School of Management, M.I.T.

Steven Major is a Principal and Co-Portfolio Manager of the Adviser.  From 1996-2001, Mr. Major was a managing director and portfolio manager in the Asset Management Department of Ladenburg Thalmann & Co. Inc.  Previously, Mr. Major was a Vice President at Oppenheimer & Co., Inc. where he specialized in publishing sell-side equity investment research reports covering a special situations stock universe comprised of companies that had emerged from bankruptcy or a general restructuring process.  Mr. Major started his career as an analyst in the Investment Banking Division of Goldman, Sachs & Co.  Currently, Mr. Major is a member of the Board of Directors of Yeshiva College from which he graduated with a B.A. in English.  He received his M.B.A. in Finance from Columbia Business School.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares in the Fund.

Administration, Accounting, and Other Services

[________] (“[________] “) serves as the Fund's administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above).  ([________] also provides transfer agency services to the Fund.)  In consideration of the administration and accounting services, the Fund pays [________] a [monthly] fee which is not anticipated to exceed [______] of the Fund's net assets on an annual basis, with such annual rate declining from [___]% to [___]% as the Fund's net assets increase.  The Fund also reimburses [________] for certain out-of-pocket expenses.  The principal business address of [________]  is [________].

Custodian

[________] (“[________]”) serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.  The principal business address of [________] is [________].  Additionally, the Prime Broker custodies cash proceeds from Fund securities sold short.

Prime Broker

UBS currently serves as the Fund's Prime Broker.  The Fund may retain one or more additional Prime Brokers.  The Fund, UBS and [________] are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of cash proceeds from securities sold short.  The Fund may also borrow money “on margin” from the Prime Broker.  One or more additional Prime Brokers may be added in the future.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of [___]% of the Fund's average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month.  This fee is accrued daily as an expense to be paid out of the Fund's assets and will have the effect of reducing the net asset value of the Fund.

Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.  For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the

Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).  Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.  “Fiscal Period” means each twelve-month period ending on the Fund's fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.  Thus, the occurrence of certain events, such as the termination of the Advisory Agreement (which may be terminated by the Adviser upon 60 days prior written notice to the Fund) or a periodic share repurchase offer, will trigger the determination of a Fiscal Period and the payment to the Adviser of the Incentive Fee, if any.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  For example, if the Fund has a balance in the loss carryforward account of $1 million, and 10% of the Fund's shares are repurchased in a repurchase offer (meaning that 10% of the Fund's assets are paid out to tendering shareholders) and the Fund has net profits for such Fiscal Period (which is not the end of the Fund's fiscal year) of $3 million, then (a) as described below, the positive balance in the Fund's loss carryforward account will be reduced from $1 million to zero; and (b) the Adviser will be paid $40,000, based on the following:

$3 million	•net profits for the Fiscal Period
($1 million)	•amount required to eliminate the balance in the loss carryforward account
________

$2 million	•net profits for the Fiscal Period after the balance of the loss carryforward account is eliminated
x 20%	•amount of Incentive Fee rate
________

$400,000	•amount of accrued Incentive Fee
x 10%	•proportion of the Fund's assets paid out to tendering shareholders
________

$40,000	•amount of incentive fee paid for the Fiscal Period

Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year.  For purposes of determining the Fund's net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year).

The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund.  Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account.  The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero).  This is sometimes known as a “high water mark.”  The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees.  In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.  (See “Additional Risk Factors --- The Incentive Fee” above.)

Distribution and Shareholder Servicing Fees

Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, [0.75]% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”).  Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund.  Class I shares are not expected to be subject to such ongoing distribution and shareholder servicing fees.

Pursuant to the terms of the Distributor's distribution agreement with the Fund, the Fund, the Distributor or other Fund agents may retain unaffiliated brokers or dealers to: (i) act as selling agents (“Selling Agents”) to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) and whether investors are Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases.  Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors, unless the transferee received the shares by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares.  (See “Investor Qualifications and Suitability.”)

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Distributor pursuant to their agreements with the Fund, including, but not limited to:  all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

THE OFFERING

Purchase Terms; Minimum Investment

Class A shares of the Fund are being offered in an initial offering (the "Initial Offering") at a price of $[___] per share plus a sales load of up to [3]% (if applicable).  The Initial Offering will terminate on [_______], 2014, subject to extension.  The Fund reserves the right to suspend or terminate the offering of shares at any time.  Currently, only Class A shares of the Fund are offered.  The Fund expects to offer Class I shares in the future, subject to obtaining an exemptive order from the SEC.

After the Initial Offering is closed, shares of the Fund will be offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to [3]% of the amount invested (as described below).  Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares.  The Fund's net asset value per share will be circulated to Selling Agent's offering shares of the Fund.  Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Distributor prior to the close of business (normally 5pm) on the day of the month specified by the Distributor in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month.  A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.  The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in shares of the Fund by an investor is $[50,000], subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary.  Minimum subsequent investments must be at least $[10,000] (in each case, including a sales load if applicable).  The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.  In addition, the Fund currently expects Class I shares of the Fund to only be available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Distributor, in consultation with the Selling Agent; or (iv) who have a minimum initial investment of $[1,000,000].

In order to purchase shares, a prospective investor must submit a completed investor certification to a Selling Agent.  (A form of investor certification is included as Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  Additional information regarding investor qualifications is set forth under “Investor Qualifications” below.

At each Closing Time (and at the close of the Initial Offering, for purchase orders received in connection with the Initial Offering), purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor's purchase order.  Investors will not receive any stock certificate evidencing the purchase of Fund shares.  Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.

Plan of Distribution

[________] serves as the distributor of shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor's distribution agreement with the Fund.  [________] is not obligated to buy from the Fund any of the shares.  The Distributor does not intend to make a market in the shares.

[________] maintains its principal office at [________].

Under the terms of the distribution agreement with the Fund, the Distributor is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares.  The Fund may terminate the distribution agreement on 60 days' prior written notice.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to [3]% (the purchase price of Fund shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”).  The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent.  The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families.  The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.  The Selling Agents' receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay the Selling Agents additional compensation that does not exceed [____]% (on an annual basis) of the aggregate value of shares of the Fund held by customers of the Selling Agent.  In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Selling Agent's registered representatives, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent's registered representatives.  The additional compensation may differ among Selling Agents in amount.  The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.  (See "Investment Advisory and Other Services" in the SAI.)

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware.  The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value.  The Board is authorized to increase or decrease the number of shares issued.  Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will initially offer a single class of shares of beneficial interest (“shares”) designated as “Class A shares” to investors eligible to invest in the Fund.  The Fund expects to offer Class I shares in the future, subject to obtaining an exemptive order from the SEC.  Class I shares would have certain differing characteristics than Class A shares in terms of: (i) sales load; and (ii) Distribution and Shareholder Servicing Fees.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.

Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value.  Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with an Distributor (i.e., Selling Agents) may make a market in the shares among their customers that are Qualified Investors.  (See “Investor Qualifications and Suitability.”)  Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value.  The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

To convert the Fund to an open-end investment company, the Fund’s amended and restated declaration of trust (the “Declaration of Trust”) requires the favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the outstanding shares, unless such amendment has been approved by at least 75% of the Trustees, in which case approval by a vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) would be required.  The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders.  The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies.  Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.  (See “Investor Qualifications and Suitability --- Investor Suitability: Unlisted Closed-End Structure and Limited Liquidity.”)

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.  No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended.  To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.  The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits.  Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares.  Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders.  Distributions are taxable, as described above, whether received in cash or reinvested in the Fund.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.  For additional information, see the SAI under “Tax Aspects.”

Taxation of Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's possession.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains.  A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property.  Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale.  The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.  For additional information, see the SAI under “Tax Aspects.”

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”).  In order to purchase shares, a prospective investor must submit a completed investor certification to a Selling Agent prior to the Closing Time (as described in “The Offering --- Purchase Terms; Minimum Investment” above).  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus.  Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares.

In addition to the Qualified Investor requirement, the Fund currently expects Class I shares of the Fund to only be available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; or (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Distributor, in consultation with the Selling Agent.

Investor Suitability

General Considerations.  An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  Prior to making an investment decision, you should:  (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile.  A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis.  In addition, a shareholder should be aware of how the Fund's investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity.  The Fund is organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.  In addition, the Fund does not plan to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.  Although the Fund will make quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase shares that are tendered by a shareholder in connection with any repurchase offer.  A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions.  Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through a Selling Agent.  The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder.  Shares of the Fund may not be exchanged for shares of any other fund.  An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares.  No public market exists for the shares, and none is expected to develop.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchases of Shares

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each [December], [March], [June] and [September].  The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about the 18th day in the months of [December], [March], [June] and [September] or, if the 18th day is not a business day, on the next business day.  The date on which the repurchase price for shares is determined will be generally the last day of the month (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).  The Fund does not charge a repurchase fee.  (See “Repurchase Offers --- Fundamental Policies with Respect to Share Repurchases.”)  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

●	the percentage of shares that the Fund is offering to repurchase;

●	the date on which a shareholder's repurchase request is due (i.e., the repurchase request deadline);

●	the date that will be used to determine the Fund's net asset value applicable to the share repurchase (i.e., the repurchase pricing date);

●	the date by which shareholders will receive the proceeds from their share sales; and

●	the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request.  In no event will the notification be sent less than 21 or more than 42 days in advance of the repurchase request deadline.  A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The repurchase request deadline will be strictly observed.  If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter.  Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner.  Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the “vote of a majority of the outstanding voting securities” of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

●	The Fund will make periodic share repurchase offers each fiscal quarter pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;

●	The repurchase request deadlines will be generally on or about the 18th day on the last month of each fiscal quarter or, if the 18th day is not a business day, on the next business day; and

●	There will be a maximum 14 day period between each repurchase request deadline and the repurchase pricing date.

The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Oversubscribed Repurchase Offer

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests.  However, the percentage determined by the Board for each repurchase offer sets a maximum number of shares that may be purchased by the Fund.  In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of an additional 2% of the outstanding shares of the Fund beyond the original repurchase offer amount.  If the Fund determines not to repurchase additional shares beyond the original repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of prorating on the business day following the repurchase request deadline.  The number of shares each investor asked to have repurchased will be reduced by the same percentage.  If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder's repurchase request will not be given any priority over other shareholders' requests at this later date.  Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter.  In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating.  There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees.  These circumstances are:

●	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

●	for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the portfolio securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

●	for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share's net asset value on the repurchase pricing date.  Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for the Incentive Fee.  Indeed, the Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests.  In that regard, the Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially shortly after a repurchase request deadline and the repurchase pricing date.  Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date.  In order to assist investors in determining whether to participate in a repurchase offer, Rule 23c-3 of the 1940 Act requires that the Fund calculate its net asset value each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE.  Since Selling Agents are responsible for disseminating the Fund's net asset value to their customers, there is a risk that these agents may not disseminate current net asset value information to shareholders, which would impact a shareholder's ability to evaluate effectively whether to participate in the repurchase offer.  The method by which the Fund calculates net asset value is discussed below.  (See “Calculation of Net Asset Value.”)

Payment for Repurchases

Payment for tendered shares will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers, as specified in the repurchase offer notification, no later than seven days after the repurchase pricing date.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer.  For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date.  The Fund is also permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for shareholders.  (See “Principal Risk Factors --- Leverage & Borrowings Risk.”)

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund's shareholders, and will be funded from available cash or sales of portfolio securities.  However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund's net asset value.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value.  There is no assurance that any secondary market for the Fund's shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.  In addition, the repurchase of shares by the Fund is a taxable event to shareholders.  For a discussion of these tax consequences, see “Tax Aspects” in the SAI.

Repurchase offers will cause the Fund to calculate Fiscal Periods more frequently than annually.  If that occurs, shareholders could be adversely affected.  For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund's investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year.  Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund.  (See “Additional Risk Factors -- Repurchase Offers.”)

CALCULATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is calculated by dividing the value of the Fund’s assets attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of that class’ shares outstanding.  The value of the net assets of each class of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges.  Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ's best offer price if the last trade is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value.  Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The Adviser monitors the reasonableness of valuations provided by the pricing service.  Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S.  Foreign exchange rates are also determined prior to such close.  On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded.  These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities).  When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net asset value if the Adviser's judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value.  As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders.  Fair values assigned to the Fund's investments also affect the amount of the Management Fee and Incentive Fee.  (See “Additional Risk Factors -- Incentive Fee.”)  All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining the Fund's net asset value.

DISTRIBUTION POLICY

Dividends will be paid annually on the shares in amounts representing substantially all of the Fund's net investment income, if any, earned each year.  Payments on the shares will vary in amount depending on investment income received and expenses of operation.  It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends.  The Fund is not a suitable investment if you require regular dividend income.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually.  For additional information, see “Tax Aspects” in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Dividend Reinvestment

Dividends and capital gain distributions to shareholders will be reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.  Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan.  A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash.  A shareholder can change its election with respect to reinvestment by contacting its broker, dealer or other financial intermediary.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment.  Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund.  Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution.  Such distributions may also be subject to state and local taxes.  Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash.  The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

Additional information regarding the Fund’s dividend reinvestment plan may be obtained by calling [_____________] at (212) 949-3000.

POTENTIAL CONFLICTS OF INTEREST

General

The Adviser, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for private investment partnerships, other pooled investment vehicles, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, the Adviser will be engaged in substantial activities and may have conflicts of interest in allocating its time and activities among the Fund and such other clients. The Adviser and its officers and employees devote only so much time to the affairs of the Funds as in their judgment is necessary and appropriate.

 Participation in Investment Opportunities

The Adviser may provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the “Similar Accounts”).  As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for investment for the Similar Accounts.  There may be circumstances, however, under which the Adviser will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets.  There may also be circumstances under which the Adviser will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Similar Accounts at a particular time.  These criteria typically include:  (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account.  Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account.  Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund.  Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time.  In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts.  Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary.  (See “Performance Information.”)

When the Adviser determines that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser's responsibilities under the Advisers Act and the 1940 Act and its own internal procedures.  However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades.  The Adviser will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser.  These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund's position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The partners of the Adviser and its officers and employees (including the Fund's Portfolio Managers) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser that are the same, different or made at a different time than positions taken for the Fund.  In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser has adopted a Code of Ethics and the Fund has adopted its own Code of Ethics, both of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.  Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions.  Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund's brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities.  Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction.  The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker.  This occurs when the Adviser determines that the order is best executed through a certain broker but would like to pay all or a portion of the commission to another broker for research provided to the Adviser.  Research services obtained by the use of commissions arising from the Fund's portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser.  In no instance, however, will the Fund's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement.  The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or its respective affiliates in providing services to clients other than the Fund.  In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund.

Conversely, the information provided to the Adviser by brokers or dealers through which other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

GENERAL INFORMATION

Fiscal Year

The Fund's fiscal year ends on each [_____________].  The Fund's tax year for federal income tax purposes also ends on each [_____________].

Reports to Shareholders

As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund.  The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent.  All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI.  The SAI is incorporated by reference into this Prospectus.  The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  Additional information about the Fund's investments will be available in the annual and semi-annual reports to shareholders.  The Fund's annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager's market outlook or industry assessments, may be made available.  To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

THE FUND	2

ADDITIONAL INVESTMENT POLICIES AND PRACTICES	2

INVESTMENT ADVISORY AND OTHER SERVICES	6

MANAGEMENT OF THE FUND	7

PORTFOLIO MANAGERS	10

TAX ASPECTS	11

PROXY VOTING POLICIES AND PROCEDURES	17

GENERAL INFORMATION	17

FINANCIAL STATEMENTS	17

CORSAIR OPPORTUNITY FUND

Class A and Class I Shares

Statement of
 Additional Information
Dated June 30, 2014

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of Corsair Opportunity Fund (the "Fund"), dated June 30, 2014.  To obtain a copy of the Fund's prospectus (the "Prospectus"), please write to Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, NY 10017, or call (212) 949-3000.  The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission ("SEC") is effective.  This SAI is not an offer to sell these  securities and is not soliciting an offer to buy these  securities in any state where the offer or sale is not permitted.

THE FUND	2
ADDITIONAL INVESTMENT POLICIES AND PRACTICES	2
INVESTMENT ADVISORY AND OTHER SERVICES	6
MANAGEMENT OF THE FUND	7
PORTFOLIO MANAGERS	10
TAX ASPECTS	11
PROXY VOTING POLICIES AND PROCEDURES	16
GENERAL INFORMATION	17
FINANCIAL STATEMENTS	17

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL  INFORMATION IS NOT COMPLETE AND MAY BE  CHANGED.  WE MAY  NOT  SELL  THESE  SECURITIES  UNTIL  THE  REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL  INFORMATION  IS NOT AN OFFER TO SELL THESE  SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER AND SALE IS NOT PERMITTED.

THE FUND
Corsair Opportunity Fund (the "Fund") was organized under the laws of the State of Delaware on June 19, 2014.  The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act").
This SAI relates to the Class A and Class I shares of the Fund.  Currently only Class A shares are offered by the Fund.  Class A shares impose a front-end sales charge.
ADDITIONAL INVESTMENT POLICIES AND PRACTICES
The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.
Fundamental Policies
The Fund has adopted fundamental policies for its interval fund structure as set forth in the Prospectus.  In addition, the Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the Investment Company Act of 1940 (the "1940 Act")):
(1)            The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund's investments in U.S. Government Securities (as defined herein).1
(2)            The Fund will not issue "senior securities" (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission ("SEC") or its staff and as is consistent with the Fund's investment policies.
(3)            The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the disposition of its portfolio securities.
(4)            The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.
(5)            The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.
(6)            The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.
The investment objective of the Fund and its policies with respect to share repurchases (as set forth in the Prospectus) are also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

1	In determining whether the Fund has invested in accordance with this investment restriction, the Fund’s investment adviser currently uses the Bloomberg Industry Classification System (BICS) produced by Bloomberg L.P.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.
With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy.  In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.
Special Investment Instruments and Techniques
The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective.  The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund's investment objective.  There is no requirement that the Fund hedge its portfolio or any of its investment positions.
Call and Put Options on Securities Indices.  The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund's ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock.  Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's investment adviser, Corsair Capital Management, L.P. (the "Adviser"), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the prices of individual stocks.
Other Derivatives.  In addition to options on securities indices (described above), the Fund may invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes.  The Adviser reserves the right to utilize derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur.  Currently, however, the Fund does not anticipate using over-the-counter derivatives.  Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.  For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;
•	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;
•	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and

•	derivatives may change rapidly in value because of their inherent leverage.
All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would.  The Fund has no obligation to enter into any hedging transactions.
Repurchase Agreements.  The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.
Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities.  This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.
Under the Fund’s procedures, the Adviser must effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.  In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund's investment portfolio.  The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements.  As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.
When-Issued and Forward Commitment Securities.  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  These transactions will be subject to the Fund's limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation.  In these cases, the Fund may incur a loss.

Restricted and Illiquid Investments
Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers.  To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act.  If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity.  The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor.  Securities that are considered to be illiquid are not expected to exceed 15% of the Fund's net assets (as determined at the time of investment).  Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid.  Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.  Repurchase agreements with maturities of more than seven days will be treated as illiquid.
When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund's board of trustees (the "Board," and the members of the Board, the "Trustees").
Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.  As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund's portfolio.
Investments in Distressed Companies and Restructurings
Though not currently anticipated by the Adviser, the Fund may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as non-performing and sub-performing loans, loan participations, claims held by trade or other creditors, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk.  If the Fund makes such an investment, it may lose a substantial portion or all of its investment in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment.  Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for the Adviser to obtain information as to the true condition of such entities.

Lending Portfolio Securities
Though not currently anticipated by the Adviser,  the Fund may lend its securities to domestic and foreign brokers, dealers and  financial institutions.  These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities.  Lending portfolio securities may result in income to the Fund, but there may be delays in the  recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially.  Securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value.
INVESTMENT ADVISORY AND OTHER SERVICES
Subject to the supervision and control of the Board, the Adviser serves as the Fund's investment adviser, pursuant to an investment advisory agreement (the "Advisory Agreement").  The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees")), at a meeting held in person on [ __ ], 2014, and approved on that date by the then sole shareholder of the Fund.
The Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under "Fees and Expenses" in the Prospectus and as described below.  The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on [ __ ], 2014.
[Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund's administrator, custodian, transfer agent, and other organizations that provide services to the Fund.  In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund.  The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund's administrator.]
[The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys' fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund.  Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.]
[The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board.  The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice; or (ii) the Adviser on 60 days' written notice to the Fund.  The Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the 1940 Act).  A discussion regarding the basis for the Board's approval of the Advisory Agreement and the factors the Board considered is available in the Fund's first [semi-annual] [annual] report to shareholders.]
In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of [ __ ]% of the Fund's average daily net assets (the "Management Fee"), which is due and payable in arrears within five business days after the end of each month.  This fee is accrued daily as an expense to be paid out of the Fund's assets and will have the effect of reducing the net asset value of the Fund.

[The Fund also pays the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.  For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).  Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.  "Fiscal Period" means each twelve-month period ending on the Fund's fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.]
In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and therefore, a portion of the Incentive Fee would be payable to the Adviser) up to four times each fiscal year.
The Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year).  The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund.  Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.
The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account.  The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero).  This is sometimes known as a "high water mark."  The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.
MANAGEMENT OF THE FUND
The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.  The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.
The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.
Independent Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Trusteeships/Directorships Held by Trustee
[ __ ]	[ __ ]	[ __ ]	[ __ ]	None (2)	None

The address of each Independent Trustee is 366 Madison Avenue, 12th Floor, New York, NY 10017.
(1) "Fund Complex" means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any "Fund Complex."

(2) Other than the Fund.

Interested Trustees (1)
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
[ __ ]	[ __ ]	[ __ ]	[ __ ]	None (2)	None

(1) "Interested person" of the Fund or the Adviser, as defined by the 1940 Act.  [ __ ] is an interested person of the Fund due to [ __ ].

(2) Other than the Fund.

Each of the Trustees was elected to the Board by the sole shareholder of the Fund (who is affiliated with [ __ ]).
The Trustees serve on the Board for terms of indefinite duration.  Except as required by the 1940 Act, Trustees need not be elected by shareholders.  Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.  Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees.  The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act.  Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.  A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Fund for their first full fiscal year of service and the aggregate compensation paid to the Independent Trustees for the fiscal year ended [ __ ].  No compensation is paid by the Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.
Compensation Table
Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex
[ __ ]	$[ __ ]	0	0	$[ __ ]

Currently, the Independent Trustees are each paid an annual retainer of $[ __ ] by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.
Board Committees
[The only standing committees of the Board are the Audit  Committee and the Nominating  Committee.  The Audit Committee is comprised of the Independent Trustees.  The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (i) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund's financial statements and the independent audit thereof; (iii) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund's compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund's independent auditors; and (vi) the Fund's internal audit function.  To the extent there are Trustees who are not members of the Audit  Committee, the Audit Committee members shall report its activities to the full Board on a regular basis and make such recommendations as the Audit  Committee may deem necessary or appropriate.  As the Fund is newly organized, no meetings of the Audit  Committee have been held as of the date of this SAI.
The Nominating Committee is comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed.  While the Nominating  Committee is responsible for the selection and nomination of the Fund's Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders in the Fund or by Fund management as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to [ __ ], 366 Madison Avenue, 12th Floor, New York, NY 10017;  Attention:  Corsair Opportunity Fund. As the Fund is newly organized, no meetings of the Nominating Committee have been held as of the date of this SAI.]
Equity Securities Owned by Trustees
The  following table sets forth certain information regarding the equity securities of the Fund and the equity securities of other funds sharing the Adviser owned by the Trustees as of [ __ ].  As of [ __ ], the Independent Trustees, and their immediate family members, did not beneficially own or own of record  securities in the Adviser, [ __ ] or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or [ __ ].

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in Fund Complex (1)
[ __ ]	[ __ ]	[ __ ]

(1) "Fund Complex" means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any "Fund Complex."
Fund Officers
In accordance with the Fund's agreement and declaration of trust, the Board has selected the following persons to serve as officers of the Fund:
Officers
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
[ __ ]	[ __ ]	[ __ ]	[ __ ]	None (1)

The address of each Officer is 366 Madison Avenue, 12th Floor, New York, NY 10017.
(1) Other than the Fund.
PORTFOLIO MANAGERS
The following table provides information regarding accounts managed by the Fund's portfolio managers, Messrs. Steven Major and Jay Petschek (each, a "Portfolio Manager"), as of the date of this SAI:

Registered Investment Companies Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ __ ]	[ __ ]	[ __ ]	[ __ ]
Pooled Investment Vehicles Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ __ ]	[ __ ]	[ __ ]	[ __ ]
Other Accounts Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ __ ]	[ __ ]	[ __ ]	[ __ ]

Portfolio Manager Compensation
Messrs. Major and Petschek’s compensation consists of periodic draws and the income from the profits of the Adviser. The level of the Adviser’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.
Securities Ownership of Portfolio Managers
As of [ __ ], the Portfolio Managers did not own directly any shares of the Fund.

Security Ownership of Certain Beneficial Owners and Management
As of [ __ ], the Trustees and officers as a group owned of record or beneficially less than one percent of the outstanding  shares of the Fund. As of [ __ ], the Adviser held of record shares of the Fund as indicated on the following chart. As of [ __ ], [ __ ] held of record, in nominee accounts for their respective clients, [ __ ] shares, respectively, of the Fund representing approximately [ __ ]%, respectively, of the outstanding shares of the Fund.  [ __ ] has an address of [ __ ], [ __ ] has an address of [ __ ],and [ __ ] has an address of [ __ ].  As of [ __ ], to the Fund's knowledge, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of the Fund, except as indicated on the following chart:
Percent of Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership
[ __ ]	[ __ ]	[ __ ]

TAX ASPECTS
The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussions set forth here and in the Prospectus do not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.  To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the "Gross Income Requirement") and diversification of its assets (the "Diversification Requirement").  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.  The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.  For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund's total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund's assets and no more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment.  In addition, a failure of the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule).  Such a shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund's Investments
Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income  or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.  An investment by the Fund in a "passive foreign investment company" may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions.  Such taxes will not be deductible or creditable by shareholders.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss.  Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Distributions to Shareholders

Distributions of the Fund's investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits.  Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders.  Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder's holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations.  Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply.  Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income."  No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of "qualified dividend income."  To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.  Distributions are taxable, as described above, whether received in cash or reinvested in the Fund.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received.  Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund's automatic reinvestment plan.  In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.
Tax on Net Investment Income

Individuals, estates and trusts are subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount.2  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property.  It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s "net investment income" subject to this Medicare tax.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend.  A repurchase of shares generally will be treated as a sale or exchange, with the results described above under “Sale of Shares,” if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder.  In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account.

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a repurchase of shares will be taxable to the shareholder as a dividend to the extent of such shareholder's allocable share of the Fund's current and accumulated earnings and profits.  The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's adjusted tax basis in the shares repurchased), and any amount in excess of the shareholder's adjusted tax basis would constitute taxable gain.  Any remaining tax basis in the shares repurchased by the Fund will be transferred to any remaining shares held by such shareholder.  In addition, if the Fund were treated as a nonpublicly offered regulated investment company, then if a repurchase of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Non-U.S. Shareholders

A shareholder who is not (i) a citizen or resident alien individual of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust, if such trust validly elects to be treated as a United States person for United States federal income tax purposes or whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder, provided that such shareholder furnishes to the Fund a properly completed IRS Form W-8BEN or other applicable W-8 form certifying its non-United States status.

Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for 183 days or more during the taxable

2	The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

year (assuming that certain other conditions are met).  However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares.  (See "Backup Withholding" and "Information Reporting" below.)
If distributions made by the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the graduated tax rates applicable to United States persons.  To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's United States trade or business.  Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax if they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership of which the Fund owns at least 10% of the voting power or capital or profits interest, as applicable, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a Non-U.S. Shareholder will need to comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, other applicable W-8 form or substitute form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. Shareholder(s) should contact their intermediaries with respect to the application of these rules to their accounts.  There can be no assurance as to what portion, if any, of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto.  In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification.  For example, an individual Non-U.S. Shareholder that holds shares in the Fund through a non-United States partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty.  Non-United States investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

If the Fund retains and designates any amount of the Fund's net capital gains as undistributed capital gains, a Non-U.S. Shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder's allocable share of the tax paid on such undistributed capital gains.  In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether such withholding is required.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders.  This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.  To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.  In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts.  This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

The Fund must report to the IRS and furnish to shareholders basis information for repurchased shares. In addition to reporting the gross proceeds from the repurchase of shares, the Fund will also be required to report the basis information for such shares and indicate whether they had a short-term or long-term holding period.  The Fund will permit shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method.  Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

Tax Shelter Reporting
If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser's management of the Fund pursuant to the Advisory Agreement.  The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund.  The following is a summary of the Adviser's proxy voting policies and procedures.
The Adviser’s Portfolio Managers (either singly or jointly) will generally be responsible for determining how to vote all proxy statements the Adviser receives with respect to securities held by its clients (which includes the Fund).  The Adviser currently retains a third party, Institutional Shareholder Services, Inc. (“ISS”), to assist the Adviser in voting proxies.
Proxies received by the Adviser with respect to securities held in its clients’ accounts will generally be voted by ISS.  ISS may also abstain from voting such proxies.  However, the Portfolio Managers may elect to vote such proxies and/or override ISS, and in such case, they will vote the proxies in the manner that the Portfolio Managers determine is in the best interests of each client account for which it is voting.  In addition, the Portfolio Managers may determine to abstain from voting a proxy if they believe that such action is in the best interests of the applicable client.

The Portfolio Managers may take into account the following factors, among others, in determining if a specific proposal is in, or not opposed to, the best interests of the applicable clients:  (a) management of the issuer’s views and recommendations on such proposal; (b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and (c) whether the Portfolio Managers believe that the proposal will fairly compensate management for its and/or the issuer’s performance.

Due to the size and nature of the Adviser's operations and the Adviser's limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting.  If the Adviser’s chief compliance officer (the “Chief Compliance Officer”) believes that a material conflict exists between the Adviser and any of its clients for which it is voting, the Adviser shall rely exclusively on ISS to vote such proxies (and the Portfolio Managers will not vote such proxies or override ISS’s vote).
Special considerations may apply in cases of conflicts of interest involving those funds that are deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Chief Compliance Officer will confer with appropriate ERISA counsel in such cases.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year.  Such information can be obtained (i) without charge, upon request, by calling the Fund (collect) at (212) 949-3000 and (ii) at the SEC's website at http://www.sec.gov.

GENERAL INFORMATION
Independent Registered Public Accounting Firm
[ __ ] will act as independent registered public account for the Fund and in such capacity will audit the Fund’s annual financial statements.  The principal business address of [ __ ] is [ __ ].
FINANCIAL STATEMENTS
Appendix A to this SAI provides financial information regarding the Fund.  The Fund's financial statements have been audited by [ __ ].

APPENDIX A
[Financial Statements to Come]
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APPENDIX A

Form of Investor Certification

CORSAIR OPPORTUNITY FUND

Account No.:_____________

Broker Name: _____________

INVESTOR CERTIFICATION

This certificate relates to Corsair Opportunity Fund (the “Fund”) and is given to you as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $2,000,000 (in the case of a natural person, either as an individual or with assets held jointly with a spouse), or, in the case of an existing investor making a subsequent investment in the Fund, I hereby certify that I, or the company I am signing on behalf of, certified to the net worth requirement that was in place at the time of my, or the company’s that I am signing on behalf of, initial investment in the Fund.  If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence.  For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less (i) the value of my primary residence and debt secured by such property (up to the current market value of the residence), and (ii) all indebtedness and liabilities of any type (including joint liabilities with any other person).  I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1)	Shares may be held only through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund, the Fund's distributor or other Fund agent for the provision of shareholder services;

(2)	Shares may not be transferred, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to a person who has a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence), who agrees to hold his, her or its shares through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to another person who has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence), and agrees to comply with the foregoing ownership and transfer restrictions; and

(3)	Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

Notwithstanding that the Fund is registered under the Investment Company Act of 1940, and the shares are being offered under an effective registration statement under the Securities Act of 1933, I acknowledge, understand and recognize that there will be no secondary market for the shares and that liquidity is limited as set forth in the

*	For this purpose, “private investment company” means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).
A-1

prospectus.  I understand that you, the Fund, and Corsair Capital Management, L.P. are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund.  I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.  I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true.  I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.

CLASS A SHARES:

Investment Amount	Sales Load	Net Amount Invested

$______________	_______%	$______________

CLASS I SHARES**:

Investment Amount

$______________

_________ Initial (if applicable)
The Investor acknowledges that, in the case of a purchase of Class A shares, a sales load in the percentage of the amount transmitted in connection with his, her or its purchase of shares as specified above is being charged by his, her or its broker-dealer in connection with the investment in the Fund and that only the net amount, after deduction of the sales load, will be invested in the Fund.

Date:_______________	By:
Name:

Electronic Delivery

☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: _____________________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

** Class I shares are not currently offered by the Fund.
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APPENDIX B

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The investment adviser of Corsair Opportunity Fund (the “Fund”) is Corsair Capital Management, L.P. (the “Adviser”).  The Fund commenced operations on [_________], 2014.  The Adviser and its personnel,  including the Fund's portfolio managers, employ an investment program for the Fund that is substantially the same as the investment  program that they have employed in  managing  another  investment  vehicle  (the  “Other  Vehicle”). The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by the Adviser.  The Fund's return during its operating history and the Other Investment Vehicle's return are shown in the following tables and bar charts.

The tables and bar charts set forth performance information of the Other Investment Vehicle and various indices for the periods indicated.  The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle.  The tables should be read in conjunction with the notes thereto.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund's fees and expenses may be higher than those of the Other Investment Vehicle.  Accordingly, had the Other Investment Vehicle's performance records reflected the Fund's fees and estimated expenses, the Other Investment Vehicle's returns shown in the table may have been lower.  Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle.  Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle's performance.  The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

B-1

OTHER INVESTMENT VEHICLE PERFORMANCE1

Performance Relative to Major Indices as of June 30, 2014

COMPOUNDED ANNUAL RATE OF RETURN
	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle[1]	[____]%	[____]%	[____]%	[____]%	[____]%
S&P 500[2]	[____]%	[____]%	[____]%	[____]%	[____]%
Russell 2000[3]	[____]%	[____]%	[____]%	[____]%	[____]%
HFRI Equity Hedge (Total) Index	[____]%	[____]%	[____]%	[____]%	[____]%

Other Investment Vehicle (“OIV”) Performance

Compound ROR Since Inception***	Cumulative ROR Since Inception***
[Graph to Come]	[Graph to Come]
OIV* S&P 500** Russell 2000** [HFRI]**	OIV* S&P 500** Russell 2000** [HFRI]**

*Source:  Corsair Capital Management, L.P.

** Source for S&P:  [ __ ]; Source for Russell and HFRI [ __ ]; Note:  S&P, Russell and [HFRI] data do not reflect reinvestment of dividends.

***Inception:  [____]; S&P, Russell and HFRI data as of January 1, [____].

1	The performance data provided for the Other Investment Vehicle was prepared by Corsair based on the following facts and assumptions:

The Other Investment Vehicle began investment operations on [___].  Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle's advisory fees, incentive fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2	The Standard & Poor's 500 Stock Index is an index of 500 stocks chosen for market size, liquidity and industry group, among other factors, by a team of Standard & Poor's economists and index analysts to act as a leading indicator of U.S. equities and reflect the risk and return characteristics of the broader large capitalization equity universe. The Standard & Poor's 500 Stock Index is one of the most commonly used benchmarks for the overall U.S. stock market.

3	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

4	The HFRI Equity Hedge (Total) Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge investing consists of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund or the Other Investment Vehicle.  Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Messrs. Petschek and Major, including the Fund.  There is no guarantee that the Fund will achieve its investment objective.

PART C - OTHER INFORMATION
Item 25. Financial Statements and Exhibits

25(1)	Financial Statements:

The financial statements of the Registrant dated as of [_________] are included as Appendix A in Part B of the Registrant's Registration Statement.

25(2)	Exhibits

(a)(1)	Certificate of Trust, dated June 19, 2014, filed herewith.

(a)(2)	Agreement and Declaration of Trust, filed herewith.

(b)	By-laws of Registrant.*

(c)	Not Applicable.

(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.

(e)	Included in Registrant's Prospectus.

(f)	Not Applicable.

(g)	Form of Investment Advisory Agreement between the Registrant and [______________] (the "Adviser").*

(h)(1)	Form of Distribution Agreement between the Registrant and [Foreside Fund Services, LLC] ("[Foreside]" or the "Distributor").*

(h)(3)	Form of Selected Dealer Agreement between the Distributor and the dealers to become parties thereto.*

(i)	Not Applicable.

(j)	Form of Custodian Services Agreement between the Registrant and [_____].*

(k)(1)	Form of [Administration, Accounting and Investor Services] Agreement between the Registrant and [________].*

(k)(2)	Power of Attorney.*

(l)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*

(m)	Not Applicable.

(n)(1)	Consent of [______________], the independent registered public accountant of the Registrant.*

(o)	Not Applicable.

(p)	Certificate of Initial Trustee.*

(q)	Not Applicable.

(r)(1)	Code of Ethics of the Registrant.*

(r)(2)	Code of Ethics of the Adviser.*

* To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expense, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Blue sky fees and expenses	[______]
Accounting fees and expenses	[______]
Legal fees and expenses	[______]
Printing and engraving	[______]
Miscellaneous	[______]
Total	[______]

Item 28. Persons Controlled By or Under Common Control

Not Applicable.

Item 29. Number of Holders of Securities**

The following table sets forth the approximate number of record holders of the Registrant's shares as of [ ], 2014:

Title of Class	Number of Record Holders
Shares	[__]

**To be provided by amendment.

Item 30. Indemnification***

 ***To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

Corsair Capital Management, L.P. serves as a subadviser to one or more other registered investment companies, and it manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund.

See the Section of the Registrant's Prospectus titled "Management of the Fund" for a description of the other business, vocation or employment of the Adviser and its affiliates.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of: [__________].

Item 33. Management Services

Except as described or in the SAI under the caption "Investment Advisory and Other Services" and "General Information," the Registrant is not a party to any management service related contract.

Item 34. Undertakings

The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

The Registrant additionally undertakes, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), as follows:

(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any  prospectus  required by Section 10(a)(3) of the 1933 Act;

(b) To reflect in the Prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective  amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June, 2014.

CORSAIR OPPORTUNITY FUND

By:	/s/ Thomas Hess
Thomas Hess Title: Initial Trustee

Pursuant to  requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Thomas Hess	Initial Trustee	June 30, 2014
Thomas Hess

EXHIBIT INDEX

Exhibits	Description

(a)(1)	Certificate of Trust.
(a)(2)	Agreement and Declaration of Trust.